EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Ironwood Gold Corp., (the “Company”) on Form 10-Q for the period ended November 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Behzad Shayanfar, Chief Executive Officer and interim Chief Financial Officer, on the date indicated below, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: January 23, 2012	By:	/s/ Behzad Shayanfar
Behzad Shayanfar
Chief Executive Officer
(Principal Executive Officer)

Date: January 23, 2012	By:	/s/ Behzad Shayanfar
Behzad Shayanfar
Interim Chief Financial Officer
(Principal Accounting Officer & Principal Financial Officer)